United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 26, 2021

Date of Report (Date of earliest event reported)

OPY Acquisition Corp. I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40968	85-2624164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, NY		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203)353-7610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	OHAAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	OHAA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OHAAW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2021, OPY Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $110,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260171) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 8, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated October 26, 2021, by and between the Company and Oppenheimer & Co. Inc. as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Business Combination Marketing Agreement, dated October 26, 2021, by and between the Company and Oppenheimer & Co. Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated October 26, 2021, by and among the Company and its officers, directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 26, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated October 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

•

Indemnity Agreements, each dated as of October 26, 2021, by and between the Company and each of the officers, directors and the special advisor of the Company, copies of which are attached as Exhibit 10.6 and incorporated herein by reference.

•

A Private Placement Warrants Subscription Agreement, dated October 26, 2021, by and between the Company and each of the Sponsors, copies of which are attached as Exhibit 10.7 hereto and incorporated herein by reference.

As of October 29, 2021, a total of $111,100,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 29, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 2,100,667 warrants (the “Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $3,151,000.

The Private Warrants are identical to the Warrants (as defined below) sold in the IPO except that our Sponsor has agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. Our Sponsors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of October 29, 2021, a total of $111,100,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 29, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On October 26, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01 Other Events

On October 16, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is filed as Exhibit 99.1 hereto. On October 29, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2021 by and between the Registrant and Oppenheimer & Co. Inc., as representative of the several underwriters

1.2	Business Combination Marketing Agreement, dated October 26, 2021 by and between the Registrant and Oppenheimer & Co. Inc., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated October 26, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated October 26, 2021, by and among the Registrant and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated October 26, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated October 26, 2021, by and among the Registrant and certain security holders

10.4	Administrative Support Agreement, dated October 26, 2021, by and between the Registrant and the Sponsor

10.5	Indemnity Agreements, each dated as of October 26, 2021, by and between the Registrant and each of the officers, directors and special advisor of the Registrant

10.6	Private Placement Warrants Subscription Agreement, dated October 26, 2021, by and between the Registrant and the Sponsor

99.1	Press Release dated October 26, 2021

99.2	Press Release dated October 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2021

OPY ACQUISITION CORP. I

By:	/s/ Jonathan B. Siegel
Name: Jonathan B. Siegel
Title: Chairman and Chief Executive Officer